                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms3                                WEIGHTED AVERAGE PC RATE:    6.36853%
POOL NUMBER:  Group 1 = 1846, 1847
____________________________________________________________________________________________

ISSUE DATE:  04/29/2002
CERTIFICATE BALANCE AT ISSUE:    $494,066,064.89

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     867                         $370,829,097.37
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $552,957.31
Unscheduled Principal Collection/Reversals                           $142,764.83
Liquidations-in-full                                      58      $27,007,417.31
Net principal Distributed                                         $27,703,139.45    ($27,703,139.45)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        809                         $343,125,957.92

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,130,596.98

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $161,810.12

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $29,671,926.31

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms3                                WEIGHTED AVERAGE PC RATE:    6.36853%
POOL NUMBER:  Group 1 = 1846, 1847
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $27,703,139.45     $1,968,786.86             $0.00     $1,968,786.86             $0.00    $29,671,926.31

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $4,940,660.00             $0.00             $0.00             $0.00     $4,940,660.00
Bankruptcy Bond
   Single-Units           $104,996.00             $0.00             $0.00             $0.00       $104,996.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $9,881,321.30             $0.00             $0.00             $0.00     $9,881,321.30

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   12      $5,325,962.50         1        $405,334.85         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         1        $477,737.78         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 12/25/2002 are as follows:

                Class       Class Principal Balance
                CB1                $6,580,809.05
                CB2                $2,924,803.58
                CB3                $1,949,869.04
                CB4                  $731,200.90
                CB5                  $487,467.27
                CB6                  $974,935.84
                              __________________
                Total             $13,649,085.67
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of November 31, 2002):

SERIES:  2002-ms3               POOL NUMBER:  Group 1 = 1846, 1847

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $343,125,957.92**        $6,209,035.13***        $5,325,962.50***
Number:                         1064                     14                      12
% of Pool:                    100.00%                  1.81%                   1.55%
(Dollars)
% of Pool:                    100.00%                  1.32%                   1.13%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $405,334.85***                $0.00***          $477,737.78***
Number:                           1                       0                       1
% of Pool:                    0.12%                    0.00%                   0.14%
(Dollars)
% of Pool:                    0.09%                    0.00%                   0.09%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all December 01, 2002 scheduled payments and November 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
November 31, 2002.

Trading Factor, calculated as of distribution date : 0.69449408.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including December 01, 2002, and unscheduled prepayments in months prior to December ) can be calculated.